Exhibit 99.2

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CATELLUS DEVELOPMENT

SUPPLEMENTAL FINANCIAL PACKAGE

FIRST QUARTER—MARCH 31, 2004

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that began operating as a real estate investment trust effective January 1, 2004. The company owns and operates approximately 40.0 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. Catellus’ principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business. More information on the company is available at www.catellus.com.

Company Information	Senior Management
Corporate Office:	Nelson C. Rising, Chairman and Chief Executive Officer
201 Mission St., 2nd Floor	Timothy J. Beaudin, Executive Vice President
San Francisco, CA 94105	C. William Hosler, Senior Vice President and Chief Financial Officer
Phone: (415) 974-4500	Vanessa Washington, Senior Vice President and General Counsel
Fax: (415) 974-4550	Ted Antenucci, President, Suburban Development
www.catellus.com	Ed Sham, Vice President and Controller
Margan Mitchell, Vice President, Corporate Communications
Investor Contact Information	Mike Wenzell, Vice President, Corporate Strategic Initiatives
Investor Relations:
Minnie Wright, Director
Phone: (415) 974-4649
Fax: (415) 974-4550	Research Coverage
Email: minnie_wright@catellus.com	Banc of America - Lee Schalop (212) 847-5677
GreenStreet Advisors - Jim Sullivan (949) 640-8780
Stock Information	Lehman Brothers - David Shulman/David Harris (212) 526-3413 / 526-1790
NYSE Ticker Symbol: CDX	KeyBanc Capital Markets - Richard Sweigard (216) 563-2501
Closing stock price on March 31 = $26.01	Merrill Lynch - Steve Sakwa (212) 449-0335
Average daily volume for the quarter: 407,000 shares	Morgan Stanley - Gregory Whyte (212) 761-6331
RBC Capital - David Copp/Jay Leupp (415) 633-8558 / 633-8588
Salomon Smith Barney - Jonathan Litt (212) 816-0231
Wachovia Securities - Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company’s report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC.

CATELLUS

DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

March 31, 2004

TABLE OF CONTENTS

FINANCIALS
CONSOLIDATED
Key financial data	1 -2
Consolidated balance sheet	3
Consolidated balance sheet by segment	4
Consolidated statement of operations	5
Consolidated statement of cash flows	6
Funds from operations	7-8
Balance sheet detail and fully diluted shares outstanding	9
Debt analysis	10
Capital expenditures	11
OPERATING SEGMENTS
Property book value by segment	12
Gross margin on property sales	13
ADDITIONAL INFORMATION
PORTFOLIO DATA
Net operating income and square feet by state	14
Same space net operating income	15
Full quarter net operating income by state	16
Buildings owned & occupancy	17
Lease expirations	18
Ten largest tenants	19
Office Buildings over 100,000 square feet and land leases	20
CORE SEGMENT DEVELOPMENT ACTIVITY
Land inventory	21
Construction starts and completions	22
Properties under construction	23
Work in process	24
URBAN, RESIDENTIAL & OTHER SEGMENT ACTIVITY
Construction starts and completions	25
Properties under construction	26
Work in process	27
Land inventory	28
DEFINITIONS	29

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data

(In thousands, except per share data)

	For the Three Months Ended or as of
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Share Data - End of Period
Common shares outstanding - basic	102,991	102,724	91,691	88,626	87,318
Common shares outstanding - diluted	104,108	103,650	93,125	91,259	90,274

Common Share Price and Dividend
At end of period	$26.01	$24.12	$24.45	$22.00	$21.00
High during quarter	$27.15	$26.59	$24.64	$23.29	$21.70
Low during quarter	$24.03	$22.24	$22.10	$21.14	$19.05
Quarterly dividend per share	$0.27	$0.27	$0.30	N/A	N/A

Market Capitalization
Market value of common equity	$2,678,796	$2,477,703	$2,241,845	$1,949,772	$1,833,684
Total debt	1,332,731	1,378,054	1,430,590	1,482,178	1,498,321

Total market capitalization	$4,011,527	$3,855,757	$3,672,435	$3,431,950	$3,332,005

Total debt / total market capitalization	33.22%	35.74%	38.95%	43.19%	44.97%

Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,495,731	$2,498,015	$2,549,606	$2,490,887	$2,476,382
Total assets	$2,563,361	$2,595,309	$2,673,933	$2,662,419	$2,639,321
Total liabilities	$1,842,184	$1,885,628	$1,990,609	$2,049,897	$2,067,607
Total shareholders’ equity	$721,177	$709,681	$683,324	$612,522	$571,713

Income Items
Net income	$32,091	$171,185	$20,949	$19,254	$23,411
Core segment FFO as adjusted (1)	$46,292	$28,358	$32,687	$38,293	$38,669
Lease termination fees	$—	$—	$—	$65	$1,041
Straight line rent adjustment	$1,345	$1,001	$1,909	$1,742	$1,504

Per Share Data (diluted)
Earnings per share	$0.31	$1.65	$0.20	$0.19	$0.23
Core segment FFO per share as adjusted (1)	$0.44	$0.27	$0.32	$0.38	$0.38

Portfolio Data
Rental property - square feet owned	39,966	38,204	38,203	37,403	36,716
Rental property - square feet leased	38,242	36,380	36,403	35,298	34,491
Rental property - occupancy %	95.7%	95.2%	95.3%	94.4%	93.9%

Core Segment Construction Activity (square feet)
Under construction, beginning of period	4,313	2,638	3,626	3,888	3,327
Construction starts during period	406	1,875	—	1,377	1,200
Less: construction completed - retained in portfolio	(1,763)	—	(801)	(736)	(494)
Less: construction completed - design build/fee	—	—	—	(185)	(145)
Less: construction completed - build to sell	(58)	(200)	—	(600)	—
Less: construction completed - joint venture development	—	—	(187)	(118)	—

Under construction, end of period	2,898	4,313	2,638	3,626	3,888

Sales Backlog
Core segment - income property sales	$31,377	$4,450	$9,277	$—	$—
Core segment - development sales	$8,039	$20,329	$35,697	$33,031	$47,206
Urban/Residential/Other segment - asset sales	$64,088	$14,491	$129,578	$103,482	$75,994

(1)	A reconciliation of net income to funds from operations (FFO) is provided on pages 7-8

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data Reconciliation

(In thousands, except ratios)

	For the Three Months Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Reconciliation to EBITDA (1)
Net Income	$32,091	$171,185	$20,949	$19,254	$23,411
Interest expense	15,753	12,244	15,923	17,164	16,821
Capitalized interest in cost of sales	2,161	6,140	1,615	1,584	437
Income taxes (benefit) (2)	931	(79,205)	12,415	12,018	13,614
Depreciation and amortization	18,077	17,986	18,066	17,738	16,699

EBITDA (1)	$69,013	$128,350	$68,968	$67,758	$70,982

Interest Charges (1)
Interest expense	$15,753	$12,244	$15,923	$17,164	$16,821
Less non-cash interest (amortization of deferred loan fees)	(1,372)	(1,555)	(1,104)	(1,093)	(1,119)
Capitalized interest - net of reimbursements	5,775	6,607	5,743	4,607	3,896

Total interest charges	$20,156	$17,296	$20,562	$20,678	$19,598

Fixed Charges
Total interest charges	$20,156	$17,296	$20,562	$20,678	$19,598
Regularly scheduled principal payments	5,245	4,370	5,991	5,487	5,513

Total fixed charges	$25,401	$21,666	$26,553	$26,165	$25,111

Ratios
Interest coverage ratio	3.42	7.42	3.35	3.28	3.62
Fixed charge coverage ratio	2.72	5.92	2.60	2.59	2.83

(1)	Includes discontinued operations. See Statement of Operations.
(2)	Fourth quarter 2003 includes tax effect of REIT conversion.

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	March 31, 2004	December 31, 2003
Assets

Properties	$2,495,731	$2,498,015
Less accumulated depreciation	(457,741)	(446,872)

	2,037,990	2,051,143
Other assets and deferred charges, net	309,632	292,312
Notes receivable, less allowance	103,659	119,202
Accounts receivable, less allowance	18,428	19,752
Assets held for sale	19,739	2,352
Restricted cash and investments	29,290	64,617
Cash and cash equivalents	44,623	45,931

Total	$2,563,361	$2,595,309

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,332,731	$1,378,054
Accounts payable and accrued expenses	137,505	157,036
Deferred credits and other liabilities	299,694	291,530
Liabilities associated with assets held for sale	19,641	2,296
Deferred income taxes	52,613	56,712

Total liabilities	1,842,184	1,885,628

Stockholders’ Equity
Common stock, 104,285 and 103,822 shares issued, and 102,991 and 102,724 shares outstanding at March 31, 2004 and December 31, 2003, respectively	1,044	1,039
Paid-in capital	498,449	489,143
Unearned value of restricted stock and restricted stock units (1,294 and 1,098 shares at March 31, 2004 and December 31, 2003, respectively)	(24,816)	(22,720)
Accumulated earnings	246,500	242,219

Total stockholders’ equity	721,177	709,681

Total	$2,563,361	$2,595,309

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet by Segment

As of March 31, 2004

(In thousands)

(Unaudited)

	Total	Core Segment	Urban/Residential/ Other Segment
Assets

Properties, net of accumulated depreciation	$2,037,990	$1,661,391	$376,599
Other assets and deferred charges, net	309,632	199,986	109,646
Notes receivable, less allowance	103,659	93,335	10,324
Accounts receivable, less allowance	18,428	18,658	(230)
Assets held for sale	19,739	19,739	—
Restricted cash and investments	29,290	29,290	—
Cash and cash equivalents	44,623	44,623	—

Total assets	$2,563,361	$2,067,022	$496,339

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,332,731	$1,332,233	$498
Accounts payable and accrued expenses	137,505	121,289	16,216
Deferred credits and other liabilities	299,694	265,956	33,738
Liabilities associated with assets held for sale	19,641	19,641	—
Deferred income taxes	52,613	26,974	25,639

Total liabilities	1,842,184	1,766,093	76,091

Stockholders’ Equity	721,177	300,929	420,248

Total liabilities and stockholders’ equity	$2,563,361	$2,067,022	$496,339

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended March 31,
	2004	2003
Revenue
Rental revenue	$76,143	$72,891
Sales revenue	37,691	8,010
Management, development and other fees	1,699	2,084

	115,533	82,985

Costs and expenses
Property operating costs	(21,207)	(19,150)
Cost of sales	(23,090)	(2,972)
Selling, general and administrative expenses	(12,951)	(9,891)
Depreciation and amortization	(17,814)	(16,287)

	(75,062)	(48,300)

Operating income	40,471	34,685

Other income
Equity in earnings of operating joint ventures, net	2,414	2,523
Equity in earnings of development joint ventures, net	1,227	3,854
Gain on non-strategic asset sales	61	5,879
Interest income	2,777	1,917
Other	301	1,157

	6,780	15,330

Other expenses
Interest expense	(15,533)	(16,540)
REIT transition costs	(212)	(1,558)
Other	(430)	—

	(16,175)	(18,098)

Income before income taxes and discontinued operations	31,076	31,917

Income tax expense	(931)	(11,571)

Income from continuing operations	30,145	20,346

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	1,616	2,639
Income from discontinued operations	330	426

Net gain from discontinued operations	1,946	3,065

Net income	$32,091	$23,411

Income per share from continuing operations
Basic	$0.29	$0.21

Assuming dilution	$0.29	$0.20

Income per share from discontinued operations
Basic	$0.02	$0.03

Assuming dilution	$0.02	$0.03

Net income per share
Basic	$0.31	$0.24

Assuming dilution	$0.31	$0.23

Average number of common shares outstanding - basic	102,844	97,910

Average number of common shares outstanding - diluted	104,031	100,599

Dividends declared per share	$0.27	$—

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended 03/31/04	Three Months Ended 03/31/03
Cash flows from operating activities:
Net income	$32,091	$23,411
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,814	16,287
Deferred income taxes benefit	(4,099)	(2,972)
Deferred gain recognized	(7,990)	(544)
Amortization of deferred loan fees and other costs	1,372	1,119
Equity in earnings of joint ventures	(3,641)	(6,377)
Operating distributions from joint ventures	4,399	7,338
Gain on sale of investment property	(1,616)	(4,398)
Cost of development property sold and non-strategic assets sold	43,216	2,538
Capital expenditures for development property	(8,776)	(14,541)
Other property acquisitions	(10,523)	—
Other, net	2,061	(1,909)
Changes in assets and liabilities:
Accounts and notes receivable	16,938	14,465
Other assets and deferred charges	(16,494)	858
Accounts payable and accrued expenses	(17,896)	(10,644)
Deferred credits and other liabilities	19,263	6,520

Net cash provided by operating activities	66,119	31,151

Cash flows from investing activities:
Property acquisitions	(1,214)	(74,401)
Capital expenditures for investment property	(55,935)	(35,125)
Tenant improvements	(1,784)	(2,600)
Reimbursable construction costs	(3,579)	(6,845)
Net proceeds from sale of investment property	3,454	24,202
Distributions from joint ventures	—	8,601
Contributions to joint ventures	(259)	(4,523)
Net increase in restricted cash	35,327	(5,208)

Net cash used in investing activities	(23,990)	(95,899)

Cash flows from financing activities:
Borrowings	91,351	14,221
Repayment of borrowings	(110,427)	(20,326)
Dividend paid	(27,729)	—
Distributions to minority partners	—	(4,540)
Proceeds from issuance of common stock	3,368	1,965

Net cash used in financing activities	(43,437)	(8,680)

Net decrease in cash and cash equivalents	(1,308)	(73,428)
Cash and cash equivalents at beginning of period	45,931	274,927

Cash and cash equivalents at end of period	$44,623	$201,499

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$14,318	$15,921
Income taxes	$5,357	$11,014
Non-cash financing activities:
Debt forgiveness-property reconveyance	$8,862	$324

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended March 31, 2004

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2004
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$77,165	$—	$77,165	$(1,022)	$76,143
Sales revenue	30,584	10,657	41,241	(3,550)	37,691
Management, development and other fees	984	715	1,699	—	1,699

	108,733	11,372	120,105	(4,572)	115,533

Costs and expenses
Property operating costs	(21,416)	—	(21,416)	209	(21,207)
Cost of sales	(14,856)	(10,168)	(25,024)	1,934	(23,090)
Selling, general and administrative expenses	(6,640)	(6,311)	(12,951)	—	(12,951)
Depreciation and amortization	(17,777)	(300)	(18,077)	263	(17,814)

	(60,689)	(16,779)	(77,468)	2,406	(75,062)

Operating income	48,044	(5,407)	42,637	(2,166)	40,471

Other income
Equity in earnings of operating joint ventures, net	2,414	—	2,414	—	2,414
Equity in earnings of development joint ventures, net	—	1,227	1,227	—	1,227
Gain on non-strategic asset sales	—	61	61	—	61
Interest income	2,375	402	2,777	—	2,777
Other	284	17	301	—	301

	5,073	1,707	6,780	—	6,780

Other expenses
Interest expense	(15,753)	—	(15,753)	220	(15,533)
REIT transition costs	—	(212)	(212)	—	(212)
Other	(18)	(412)	(430)	—	(430)

	(15,771)	(624)	(16,395)	220	(16,175)

Income before income taxes and discontinued operations	37,346	(4,324)	33,022	(1,946)	31,076
Income tax benefit (expense)	(5,332)	4,401	(931)	—	(931)

Income from continuing operations	32,014	77	32,091	(1,946)	30,145

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	1,616	1,616
Income from discontinued operations	—	—	—	330	330

Gain from discontinued operations	—	—	—	1,946	1,946

Net income	$32,014	$77	$32,091	$—	$32,091
Depreciation	18,250	184	18,434	—	18,434
Gain on rental property sales	(3,972)	—	(3,972)	—	(3,972)

Funds from operations (FFO)	$46,292	$261	$46,553	$—	$46,553

FFO per share
Basic	$0.45	$—	$0.45	$—	$0.45

Assuming dilution	$0.44	$0.01	$0.45	$—	$0.45

Average number of common shares outstanding-basic	102,844	102,844	102,844	102,844	102,844
Average number of common shares outstanding-diluted	104,031	104,031	104,031	104,031	104,031

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended March 31, 2003

(In thousands, except per share data)

(Unaudited)

	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$74,728	$—	$74,728	$(1,837)	$72,891
Sales revenue	28,400	4,012	32,412	(24,402)	8,010
Management, development and other fees	829	1,255	2,084	—	2,084

	103,957	5,267	109,224	(26,239)	82,985

Costs and expenses
Property operating costs	(19,589)	—	(19,589)	439	(19,150)
Cost of sales	(22,345)	(631)	(22,976)	20,004	(2,972)
Selling, general and administrative expenses	(6,756)	(3,135)	(9,891)	—	(9,891)
Depreciation and amortization	(16,403)	(296)	(16,699)	412	(16,287)

	(65,093)	(4,062)	(69,155)	20,855	(48,300)

Operating income	38,864	1,205	40,069	(5,384)	34,685

Other income
Equity in earnings of operating joint ventures, net	2,523	—	2,523	—	2,523
Equity in earnings of development joint ventures, net	—	3,854	3,854	—	3,854
Gain on non-strategic asset sales	—	5,879	5,879	—	5,879
Interest income	812	1,110	1,922	(5)	1,917
Other	1,091	66	1,157	—	1,157

	4,426	10,909	15,335	(5)	15,330

Other expenses
Interest expense	(16,821)	—	(16,821)	281	(16,540)
REIT transition costs	—	(1,558)	(1,558)	—	(1,558)
Other	—	—	—	—	—

	(16,821)	(1,558)	(18,379)	281	(18,098)

Income before income taxes and discontinued operations	26,469	10,556	37,025	(5,108)	31,917
Income tax expense	(9,392)	(4,222)	(13,614)	2,043	(11,571)

Income from continuing operations	17,077	6,334	23,411	(3,065)	20,346

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	2,639	2,639
Income from discontinued operations	—	—	—	426	426

Gain from discontinued operations	—	—	—	3,065	3,065

Net income	$17,077	$6,334	$23,411	$—	$23,411

Depreciation	16,765	—	16,765	—	16,765
Gain on rental property sales	(4,388)	—	(4,388)	—	(4,388)

Funds from operations (FFO)	29,454	6,334	35,788	—	35,788
Hypothetical tax savings	9,215	—	9,215	—	9,215

FFO as adjusted for hypothetical tax savings	$38,669	$6,334	$45,003	$—	$45,003

FFO per share
Basic	$0.30	$0.07	$0.37	$—	$0.37

Assuming dilution	$0.29	$0.07	$0.36	$—	$0.36

FFO as adjusted for hypothetical tax savings per share
Basic	$0.39	$0.07	$0.46	$—	$0.46

Assuming dilution	$0.38	$0.07	$0.45	$—	$0.45

Average number of common shares outstanding-basic	97,910	97,910	97,910	97,910	97,910
Average number of common shares outstanding-diluted	100,599	100,599	100,599	100,599	100,599

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of March 31, 2004

(In thousands, except share data)

Balance Sheet Description:		Source of additional information		March 31, 2004 Book Value
Assets
Rental properties		(See page 16 for Full quarter NOI)		$1,903,233
Investments in operating joint ventures		(equity in earnings of $6,789 for trailing 12 months)		(19,157)

Total rental properties				1,884,076

Development properties	}			483,822
Work-in-process				53,576
Investments in development joint ventures		(see further detail on page 12)		53,423
Other property assets				20,834
Less accumulated depreciation				(457,741)

Total properties				2,037,990

Other assets and deferred charges, net				309,632
includes:
Debt issuance costs and loan fees			$13,155
Straight line rent asset			$35,041
Prepaid leasing commissions			$43,181
Notes receivable				103,659
Accounts receivable				18,428
Assets held for sale				19,739
Restricted cash and investments				29,290
Cash and cash equivalents				44,623

Total Assets				$2,563,361

Liabilities
Income property debt	}			$1,218,445
Construction debt				50,498
Revolving credit facility		(see further detail on page 10)		—
Land development, infrastructure, and other debt				63,788

Total mortgage and other debt				1,332,731
Accounts payable and accrued expenses				137,505
Deferred credits and other liabilities				299,694
includes:
Cisco prepaid rent			$98,797
Liabilities associated with assets held for sale				19,641
Deferred income taxes				52,613

Total Liabilities				1,842,184

Stockholders’ Equity
Total stockholders’ equity				721,177

Total Liabilities and Stockholders’ Equity				$2,563,361

Calculation of fully diluted shares outstanding
Shares issued and outstanding				102,990,879
Total options in the money		End of quarter (non-GAAP)	1,302,163
Stock Price @ quarter end			26.010
Average option strike price per share		End of quarter (non-GAAP)	13.340
Dilutive effect (using treasury method)				634,320
Restricted stock (using treasury method)				332,127
Director stock units - fully dilutive				147,396
Other incentive plans (using treasury method)				3,595

Fully diluted shares outstanding at quarter end				104,108,317

CATELLUS

DEVELOPMENT CORPORATION

Debt Analysis

As of March 31, 2004

(In thousands)

	Interest Rate	Total Outstanding Debt	2004	2005	2006	2007	2008	Thereafter
Fixed rate mortgage loan	6.01%	$345,057	$4,688	$6,588	$6,995	$7,427	$319,359	$—
Fixed rate mortgage loan	5.96%	75,000	1,000	1,404	1,490	1,582	69,524	—
Fixed rate mortgage loan	7.05%	258,233	3,661	5,168	5,545	5,949	6,382	231,528
Fixed rate mortgage loan	7.25%	194,131	1,765	2,508	2,696	2,898	3,115	181,149
Fixed rate mortgage loan	6.65%	113,889	2,153	3,041	108,695	—	—	—
Fixed rate mortgage loan	6.65%	20,731	256	361	20,114	—	—	—
Fixed rate mortgage loan	6.65%	4,406	51	73	78	4,204	—	—
Fixed rate mortgage loan	7.29%	21,929	357	507	545	586	631	19,303
Fixed rate mortgage loan	7.29%	6,686	68	98	105	113	122	6,180
Fixed rate mortgage loan	7.29%	4,202	43	60	65	70	3,964	—
Fixed rate mortgage loan	7.29%	9,226	93	131	141	151	8,710	—
Fixed rate mortgage loan	7.29%	7,478	114	164	175	188	6,837	—
Fixed rate mortgage loan	7.29%	11,772	151	214	230	247	266	10,664
Fixed rate mortgage loan	7.29%	9,917	98	139	149	160	9,371	—
Fixed rate mortgage loan	9.00%	653	62	89	97	106	299	—
Fixed rate mortgage loan	9.50%	2,771	76	110	121	2,464		—
Fixed rate mortgage loan	8.13%	1,515	190	271	295	320	347	92
Fixed rate mortgage loan	9.34%	11,879	390	565	10,924	—	—	—

Total Fixed rate mortgage loans		$1,099,475	$15,216	$21,491	$158,460	$26,465	$428,927	$448,916

Floating rate mortgage loan	LIBOR + 1.80%	$73,138	$3,684	$69,454	$—	$—	$—	$—
Floating rate mortgage loan	LIBOR + 1.80%	19,624	439	19,185	—	—	—	—
Floating rate mortgage loan	LIBOR + 2.25%	26,208	596	819	24,793	—	—	—

Total Floating rate mortgage loans		118,970	4,719	89,458	24,793	—	—	—

Subtotal Income Property Debt		$1,218,445	$19,935	$110,949	$183,253	$26,465	$428,927	$448,916

Construction loan	LIBOR + 1.80%	$50,000	$50,000	$—	$—	$—	$—	$—
Construction loan	LIBOR + 2.25%	498	498	—	—	—	—	—

Construction Debt		$50,498	$50,498	$—	$—	$—	$—	$—

Revolving Credit Facility	Eurodollar + 2.00%	$—	$—	$—	$—	$—	$—	$—

Land Development, Infrastructure and Other Debt
Land Development, Infrastructure	Various	$125	$25	$25	$25	$25	$25	$—

Land acquisition and development loans		$125	$25	$25	$25	$25	$25	$—

Assessment district bonds	Various	$63,278	$581	$1,107	$1,328	$1,351	$1,463	$57,448
Other	LIBOR + 2.42	385	115	130	140	—	—	—

Total Other		$385	$115	$130	$140	$—	$—	$—

Subtotal Land Development, Infrastructure and Other Debt		$63,788	$721	$1,262	$1,493	$1,376	$1,488	$57,448

Total Mortgage and other debt		$1,332,731	$71,154	$112,211	$184,746	$27,841	$430,415	$506,364

Debt associated with assets held for sale
Floating rate mortgage loans		$19,307	$19,307	$—	$—	$—	$—	$—
Assessment district bonds		148	148	—	—	—	—	—

Subtotal		$19,455	$19,455	$—	$—	$—	$—	$—

Total		$1,352,186	$90,609	$112,211	$184,746	$27,841	$430,415	$506,364

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Interest Rate	Weighted Average Coupon	Weighted Avg. Maturity (years)
Floating	16.36%	3.40%	2.74%	3.16
Fixed	83.64%	6.99%	6.68%	6.30

Total	100.00%	6.40%	6.04%	5.79

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

For the three months ended March 31, 2004

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities (1)
Capital expenditures for development properties	$2,893
Predevelopment	—
Infrastructure and other	4,424
Other property acquisitions	10,523
Capitalized interest	1,459
Capitalized property tax	—

Total capital expenditures in operating activities	19,299

Capital expenditures from investing activities (2)
Construction	24,716
Rental properties - building improvements	667
Predevelopment	1,075
Infrastructure and other	23,893
Commercial property acquisitions	1,214
Other property acquisitions	17
Tenant improvements	1,784
Capitalized interest	4,316
Capitalized property tax	1,251

Capital expenditures for investment properties	58,933
Contributions to joint ventures	259

Total capital expenditures in investing activities	59,192

Total capital expenditures	$78,491

Capital expenditures for the rental portfolio included above:
Tenant improvements - Industrial	$826
Tenant improvements - Office	943
Tenant improvements - Retail	15
2nd generation leasing commissions - Industrial	428
2nd generation leasing commissions - Office	118
2nd generation leasing commissions - Retail	8
Building improvements - Industrial	464
Building improvements - Office	192
Building improvements - Retail	11

Total	$3,005

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes capital expenditures for properties we intend to hold for our own account.
(3)	Total capital expenditures includes capitalized general and administrative expenses of $3 million, net of reimbursements of $19,000.

CATELLUS

DEVELOPMENT CORPORATION

Property Book Value by Segment

(In thousands)

(Unaudited)

As of March 31, 2004	Core	Urban/ Residential/ Other	Total
Rental properties	$1,903,233	$—	$1,903,233
Development properties	161,438	322,384	483,822
Work-in-process (see pages 24 and 27)	44,019	9,557	53,576
Investment in development joint ventures	995	52,428	53,423
Investment in operating joint ventures	(19,157)	—	(19,157)
Furniture and other	17,294	3,540	20,834

Subtotal	2,107,822	387,909	2,495,731
Accumulated depreciation	(446,431)	(11,310)	(457,741)

Total	$1,661,391	$376,599	$2,037,990

Total debt	$1,332,233	$498	$1,332,731

As of December 31, 2003	Core	Urban/ Residential/ Other	Total
Rental properties	$1,857,551	$—	$1,857,551
Development properties	168,890	319,608	488,498
Work-in-process (see pages 24 and 27)	75,458	12,759	88,217
Investment in development joint ventures	1,729	52,738	54,467
Investment in operating joint ventures	(19,876)	—	(19,876)
Furniture and other	25,759	3,399	29,158

Subtotal	2,109,511	388,504	2,498,015
Accumulated depreciation	(435,143)	(11,729)	(446,872)

Total	$1,674,368	$376,775	$2,051,143

Total debt	$1,373,834	$4,220	$1,378,054

CATELLUS

DEVELOPMENT CORPORATION

Gross Margin on Property Sales

For the three months ended March 31, 2004

(In thousands)

	Core	Urban Residential/ Other	Pre FAS 144 Subtotal	Less Discontinued Operations	GAAP Total
Buildings
Sales	$12,208	$6,064	$18,272	$(3,550)	$14,722
Cost of sales	(8,344)	(5,958)	(14,302)	1,934	(12,368)

Gain	3,864	106	3,970	(1,616)	2,354

Gross margin	31.65%	1.75%	21.73%	45.52%	15.99%

Land and lots
Sales	11,845	4,581	16,426	—	16,426
Cost of sales	(5,376)	(4,360)	(9,736)	—	(9,736)

Gain	6,469	221	6,690	—	6,690

Gross margin	54.61%	4.82%	40.73%		40.73%

Ground leases/other
Sales	6,531	12	6,543	—	6,543
Cost of sales	(1,136)	150	(986)	—	(986)

Gain (loss)	5,395	162	5,557	—	5,557

Gross margin	82.61%	1350.00%	84.93%	0.00%	84.93%

Total
Sales	30,584	10,657	41,241	(3,550)	37,691
Cost of sales	(14,856)	(10,168)	(25,024)	1,934	(23,090)

	$15,728	$489	$16,217	$(1,616)	14,601

Gross margin	51.43%	4.59%	39.32%	45.52%	38.74%

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State

Quarter Ended March 31, 2004

(In thousands - except for percentages)

Net Operating Income by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$13,941	24.0%	$1,799	3.1%	$635	1.1%	$16,375	28.2%
Northern California	7,601	13.0%	4,318	7.4%	1,646	2.8%	13,565	23.2%
Illinois	5,329	9.2%	1,634	2.8%	—	0.0%	6,963	12.0%
Colorado	2,507	4.3%	917	1.6%	254	0.4%	3,678	6.3%
Texas	2,093	3.6%	1,556	2.7%	—	0.0%	3,649	6.3%
Arizona	1,025	1.7%	—	0.0%	(8)	0.0%	1,017	1.7%
Oregon	715	1.2%	103	0.2%	102	0.2%	920	1.6%
Maryland	761	1.3%	—	0.0%	—	0.0%	761	1.3%
Kentucky	526	0.9%	—	0.0%	—	0.0%	526	0.9%
Ohio	490	0.8%	—	0.0%	—	0.0%	490	0.8%
Kansas	266	0.5%	—	0.0%	—	0.0%	266	0.5%
Virginia	209	0.4%	—	0.0%	—	0.0%	209	0.4%
Georgia	133	0.2%	—	0.0%	—	0.0%	133	0.2%

Subtotal	$35,596	61.1%	$10,327	17.8%	$2,629	4.5%	$48,552	83.4%

Ground leases and other							6,548	11.3%
Other properties							649	1.1%
Equity in earnings of JV’s							2,414	4.2%

Subtotal NOI before discontinued operations							$58,163	100.0%

Less discontinued operations							(813)

Total							$57,350

Square Feet by State - As of March 31, 2004

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	13,126	32.8%	524	1.2%	216	0.5%	13,866	34.5%
Northern California	5,663	14.2%	807	2.0%	481	1.2%	6,951	17.4%
Illinois	6,268	15.7%	591	1.5%	—	0.0%	6,859	17.2%
Texas	3,264	8.2%	869	2.2%	—	0.0%	4,133	10.4%
Colorado	2,353	5.9%	273	0.7%	100	0.3%	2,726	6.9%
Arizona	1,123	2.8%	—	0.0%	74	0.2%	1,197	3.0%
Georgia	980	2.5%	—	0.0%	—	0.0%	980	2.5%
Ohio	966	2.4%	—	0.0%	—	0.0%	966	2.4%
Oregon	629	1.6%	57	0.1%	37	0.1%	723	1.8%
Kentucky	549	1.4%	—	0.0%	—	0.0%	549	1.4%
Maryland	471	1.2%	—	0.0%	—	0.0%	471	1.2%
Kansas	293	0.7%	—	0.0%	—	0.0%	293	0.7%
Virginia	252	0.6%	—	0.0%	—	0.0%	252	0.6%
Total	35,937	90.0%	3,121	7.7%	908	2.3%	39,966	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income

For the Three Months Ended March 31, 2004

(In thousands, except per square feet data)

	Q1-04	Q1-03	Increase (Decrease)
Industrial
Rental revenue	$42,867	$42,453	1.0%
Property operating costs	(9,647)	(9,328)	3.4%

Net operating income - GAAP	$33,220	$33,125	0.3%

Adjustments	(410)	(276)
Net operating income - adjusted (1)	$32,810	$32,849	-0.1%

Square feet	32,139	32,142

Same space occupancy	96.0%	94.7%
Same space NOI (adjusted) psf owned	$1.02	$1.02

Office

Rental revenue	$17,159	$17,286	-0.7%
Property operating costs	(6,781)	(6,423)	5.6%

Net operating income - GAAP	$10,378	$10,863	-4.5%

Adjustments	(85)	—
Net operating income - adjusted (1)	$10,293	$10,863	-5.2%

Square feet	3,120	3,112

Same space occupancy	88.9%	88.9%
Same space NOI psf owned	$3.30	$3.49

Retail
Rental revenue	$3,638	$3,797	-4.2%
Property operating costs	(1,079)	(966)	11.7%

Net operating income - GAAP	$2,559	$2,831	-9.6%

Adjustments	(131)	—
Net operating income - adjusted (1)	$2,428	$2,831	-14.2%
Square feet	868	868

Same space occupancy	88.1%	94.0%
Same space NOI psf owned	$2.80	$3.26

Total
Same space rental revenue	$63,664	$63,536	0.2%
Same space property operating costs	$(17,507)	$(16,717)	4.7%

Same space net operating income - GAAP	$46,157	$46,819	-1.4%

Adjustments	(626)	(276)
Same space net operating income - adjusted (1)	$45,531	$46,543	-2.2%

Square feet	36,127	36,122

Same space occupancy	95.2%	94.2%
Same space NOI psf owned	$1.26	$1.29

Reconciliation of Same Space NOI to Total NOI
Same space net operating income - GAAP	$46,157	$46,819
New buildings NOI	2,478	501
Sold buildings NOI	104	716
Ground lease and other property NOI	7,010	7,103
Equity in earnings of joint ventures	2,414	2,523

Subtotal NOI before discontinued operations	58,163	57,662
Less discontinued operations	(813)	(1,398)

Total	$57,350	$56,264

(1)	Adjusted for one time or unusual items such as lease termination fees or other material non-recurring income or expenses.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter Net Operating Income by State

For The Three Months Ended March 31, 2004

	NOI (1)	Discontinued Operations	NOI GAAP	Adjustments for New Bldgs	Full Quarter NOI (2)	% of Total
Industrial
Southern California	$13,941	$(718)	$13,223	$264	$13,487	24.1%
Northern California	7,601	—	7,601	—	7,601	12.9%
Illinois	5,329	—	5,329	—	5,329	9.0%
Colorado	2,507	—	2,507	—	2,507	4.2%
Texas	2,093	—	2,093	—	2,093	3.5%
Arizona	1,025	—	1,025	—	1,025	1.7%
Oregon	715	—	715	112	827	1.4%
Maryland	761	—	761	—	761	1.3%
Kentucky	526	—	526	—	526	0.9%
Ohio	490	—	490	—	490	0.8%
Kansas	266	—	266	—	266	0.5%
Virginia	209	—	209	—	209	0.4%
Georgia	133	—	133	431	564	1.0%

Total industrial	35,596	(718)	34,878	807	35,685	61.7%

Office
Northern California	4,318	—	4,318	—	4,318	7.2%
Southern California	1,799	(92)	1,707	—	1,707	2.9%
Illinois	1,634	—	1,634	—	1,634	2.8%
Colorado	1,556	—	1,556	—	1,556	2.6%
Texas	917	—	917	—	917	1.6%
Oregon	103	—	103	—	103	0.2%

Total office	10,327	(92)	10,235	—	10,235	17.3%

Retail
Northern California	1,646	—	1,646	—	1,646	2.7%
Southern California	635	—	635	187	822	1.4%
Colorado	254	—	254	—	254	0.4%
Arizona	(8)	—	(8)	—	(8)	0.0%
Oregon	102	—	102	—	102	0.2%

Total retail	2,629	—	2,629	187	2,816	4.7%

Ground lease and other	6,548	(7)	6,541	—	6,541	11.1%
Other properties	649	4	653	—	653	1.1%

Subtotal	55,749	(813)	54,936	994	55,930	95.9%

Equity in earnings of JV’s	2,414	—	2,414	—	2,414	4.1%

Total	$58,163	$(813)	$57,350	$994	$58,344	100.0%

(1)	Includes discontinued operations.
(2)	Full quarter NOI is calculated as current quarter’s actual NOI adjusted for the following:
(a)	removal of NOI for properties sold,
(b)	removal of NOI for properties placed in service/purchased during the quarter, and
(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

Buildings Owned and Occupancy as of March 31, 2004

(In thousands, except for percentages)

	SF Owned	SF Occupied	% Occupied
Industrial
Southern California	13,126	13,011	99.1%
Northern California	5,663	5,155	91.0%
Illinois	6,268	6,131	97.8%
Texas	3,264	2,961	90.7%
Colorado	2,353	2,311	98.2%
Arizona	1,123	1,096	97.6%
Georgia	980	980	100.0%
Ohio	966	809	83.7%
Oregon	629	629	100.0%
Kentucky	549	549	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total Industrial	35,937	34,648	96.4%

Office
Texas	869	839	96.5%
Northern California	807	651	80.7%
Illinois	591	479	81.0%
Southern California	524	503	96.0%
Colorado	273	273	100.0%
Oregon	57	44	77.2%
Total Office	3,121	2,789	89.4%

Retail
Northern California	481	477	99.2%
Southern California	216	197	91.2%
Colorado	100	88	88.0%
Arizona	74	13	17.6%
Oregon	37	30	81.1%
Total Retail	908	805	88.7%

Total
Southern California	13,866	13,711	98.9%
Northern California	6,951	6,283	90.4%
Illinois	6,859	6,610	96.4%
Texas	4,133	3,800	91.9%
Colorado	2,726	2,672	98.0%
Arizona	1,197	1,109	92.6%
Ohio	966	809	83.7%
Georgia	980	980	100.0%
Oregon	723	703	97.2%
Kentucky	549	549	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total	39,966	38,242	95.7%

CATELLUS

DEVELOPMENT CORPORATION

Lease Expirations by Square Feet and Base Rent

As of March 31, 2004

(In thousands, except for percentages)

Square Feet
	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2004	2,543	7.3%	322	11.5%	120	14.9%	2,985	7.8%
2005	2,938	8.5%	617	22.1%	69	8.6%	3,624	9.5%
2006	3,438	9.9%	141	5.1%	71	8.8%	3,650	9.5%
2007	2,758	8.0%	543	19.5%	20	2.5%	3,321	8.7%
2008	3,882	11.2%	302	10.8%	102	12.7%	4,286	11.2%
2009	4,052	11.7%	191	6.8%	118	14.7%	4,361	11.4%
2010	3,728	10.8%	55	2.0%	25	3.1%	3,808	10.0%
2011	2,658	7.7%	142	5.1%	24	3.0%	2,824	7.4%
2012	3,665	10.6%	144	5.2%	12	1.5%	3,821	10.0%
2013+	4,986	14.3%	332	11.9%	244	30.2%	5,562	14.5%

	34,648	100.0%	2,789	100.0%	805	100.0%	38,242	100.0%

Base Rent - as of March 2004
	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2004	926	7.4%	472	9.8%	149	15.5%	1,547	8.4%
2005	1,327	10.6%	692	14.3%	82	8.5%	2,101	11.4%
2006	1,348	10.7%	304	6.3%	65	6.7%	1,717	9.4%
2007	1,120	8.9%	752	15.5%	41	4.3%	1,913	10.4%
2008	1,401	11.2%	450	9.3%	103	10.7%	1,954	10.6%
2009	1,209	9.6%	247	5.1%	164	17.0%	1,620	8.8%
2010	1,258	10.0%	92	1.9%	45	4.7%	1,395	7.6%
2011	815	6.5%	200	4.1%	35	3.6%	1,050	5.7%
2012	1,378	11.0%	225	4.7%	26	2.7%	1,629	8.9%
2013+	1,775	14.1%	1,404	29.0%	253	26.3%	3,432	18.8%

	$12,557	100.0%	$4,838	100.0%	$963	100.0%	$18,358	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Ten Largest Tenants

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent as of March 2004
The Gap	CA	Office	6.5%
APL Logistics, Inc.	CA, IL, GA, TX, KY	Industrial	5.4%
Ford Motor Company	CA, TX, VA, KS, CO	Industrial	2.9%
Kellogg USA, Inc.	CA, IL, CO	Industrial	2.5%
Exel Corporation	CA	Industrial	1.9%
J.C. Penney Company	TX	Office	1.9%
Home Depot USA, Inc.	CA (a)	Industrial/Retail	1.6%
Office Depot, Inc.	CA	Industrial/Retail	1.5%
The Gillette Company	IL, CA	Industrial	1.4%
Spicers / LaSalle Paper	CA, OR	Industrial	1.3%
Total			26.8%

(a)	Includes 117,000 SF lease doing business as Home Expo

CATELLUS

DEVELOPMENT CORPORATION

Office Buildings over 100,000 Square Feet

(In thousands)

(Unaudited)

Property	City	NOI for Quarter March 31, 2004	Square Feet	Occupancy
The Gap Building	San Francisco, CA	$3,328	283	100.0%
Santa Fe Building	Chicago, IL	1,407	377	89.2%
South Bay Center	San Jose, CA	1,075	427	70.5%
Park Central	Dallas, TX	1,061	699	95.7%
Circle Point Corp. Center	Westminster, CO	917	273	100.0%
Gateway Office Center	Coppell, TX	289	102	100.0%
Prairie Glen Corp. Campus	Glenview, IL	91	116	52.2%

Remaining Office Portfolio		2,159	844	90.6%

		$10,327	3,121	89.4%

Land Leases

(In thousands)

(Unaudited)

	Q1 04 NOI	Purchase Option Price
Land Leases with Purchase Options *	1,507	91,598
Pacific Commons Office Park Lease **	738	147,603
Land Leases without Purchase Options	2,903

	5,148	239,201

*	Includes 6 leases with purchase options that can be exercised at various times. The estimated purchase prices are based on the assumption that the options would be exercised at the end of Q1 04. An eighth lease has a purchase option at FMV.
**	Lease has a $98.8M prepaid rent balance that would be applied to the purchase price.

CATELLUS

DEVELOPMENT CORPORATION

Core Segment Land Inventory

(Based on square feet, in thousands)

Project Name	Location	12/31/03 Square Feet	Acquisitions	Sales/ Leases	Development	3/31/04 Square Feet
Southern California
Kaiser Commerce Center	San Bernardino County	1,165	—	—	—	1,165
Crossroads Business Park	Ontario	2,016	—	—	—	2,016	(1)
Rancho Pacific Distribution Centre	Rancho Cucamonga	312	—	—	—	312
San Bernardino	San Bernardino	865	—	—	—	865
Pacific Center	Anaheim	44	—	—	—	44

Subtotal Southern California		4,402	—	—	—	4,402

Northern California
Pacific Commons	Fremont	2,325	—	(70)	(57)	2,198
Duck Creek	Stockton	2,000	—	—	—	2,000
Spreckels Business Park	Manteca	586	—	—	—	586

Subtotal Northern California		4,911	—	(70)	(57)	4,784

Subtotal California		9,313	—	(70)	(57)	9,186

Illinois
Minooka	Minooka	3,710	—	—	—	3,710
Internationale Centre	Woodridge	858	—	—	—	858
Prairie Glen Corporate Campus	Glenview	102	—	(102)	—	—
Joliet	Joliet	403	—	—	—	403

Subtotal Illinois		5,073	—	(102)	—	4,971

Texas
Hobby Business Park	Houston	1,700	—	—	—	1,700
Gateway Corporate Center	Coppell	1,120	—	—	—	1,120
Stellar Way Business Park	Grand Prairie	814	—	—	—	814
Gateway East Business Park	Garland	763	—	—	—	763
Plano	Plano	403	—	—	—	403
Ford	Ft. Worth	104	—	—	—	104
RMMA	Austin	—	570	(570)	—	—

Subtotal Texas		4,904	570	(570)	—	4,904

Other
Eastgate	Aurora, CO	4,000	—	—	—	4,000
Stapleton Business Park	Denver, CO	750	—	(55)	(348)	347
South Shore Corp. Park	Portland / Gresham, OR	707	—	—	—	707
Circle Point Corporate Center	Westminster, CO	566	—	(319)	—	247
Cedar Grove Business Park	Louisville, KY	545	—	(62)	—	483
Douglas Hill Business Park	Atlanta, GA	778	—	—	—	778
Quakertown, PA	Milford, Bucks County, PA	1,336	—	—	—	1,336
Carteret, NJ	Carteret, NJ	367	—	—	—	367

Subtotal Other		9,049	—	(436)	(348)	8,265

Subtotal Outside of California		19,026	570	(1,108)	(348)	18,140

Total Owned Land		28,339	570	(1,178)	(405)	27,326

Option/Controlled Land
Alameda (FISC)	Alameda, CA	1,300	—	—	—	1,300
Prairie Glen Corporate Campus	Glenview, IL	335	—	—	—	335
Minooka	Minooka, IL	2,457	—	—	—	2,457

Total Core Land Inventory		32,431	570	(1,178)	(405)	31,418

Core Land Inventory by type:
Industrial						26,414
R&D/Office						4,211
Retail						793
Total Core Land Inventory						31,418

(1)	All entitled except for 1,327 square feet included in Crossroads Business Park for which entitlement is in process.

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Construction Starts and Completions

(In square feet)

Construction Starts - YTD March 31, 2004

Location		Start Date	% Leased	Square Feet
Denver	CO	Jan-04	0%	348,000	(1)
Fremont	CA	Mar-04	100%	58,000	(1)

Total construction starts				406,000

(1) Total to be added to portfolio			14%	406,000
(2) Total build to sell				—
(3) Total design build for fee only				—
(4) Total joint venture				—

Construction Completions - YTD March 31, 2004

Location		Completion Date	% Leased	Square Feet
Fremont	CA	Jan-04	Build to sell	50,000	(2)
Fremont	CA	Jan-04	Build to sell	8,000	(2)
Winchester	VA	Jan-04	100%	252,000	(1)
Fontana	CA	Mar-04	100%	450,000	(1)
Atlanta	GA	Mar-04	100%	341,000	(1)
Atlanta	GA	Mar-04	100%	341,000	(1)
Atlanta	GA	Mar-04	100%	295,000	(1)
Portland	OR	Mar-04	100%	84,000	(1)

Total completions				1,821,000

(1) Total to be added to portfolio				1,763,000
(2) Total build to sell				58,000
(3) Total design build for fee only				0
(4) Total joint venture				0

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Under Construction

(In square feet)

Under Construction - First Quarter 2004
Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Fontana	CA	Industrial	Jun-03	Apr-04	100%	617,000	(1)
Woodridge	IL	Industrial	Nov-03	Jun-04	100%	117,000	(1)
Fontana	CA	Industrial	Dec-03	Jun-04	100%	758,000	(1)
Rose Hills	CA	Industrial	Dec-03	Aug-04	Design build	1,000,000	(3)
Denver	CO	Industrial	Jan-04	Dec-04	0%	348,000	(1)
Fremont	CA	Retail	Mar-04	Nov-04	100%	58,000	(1)

Total						2,898,000

(1) Total to be added to portfolio					82%	1,898,000
(2) Total build to sell						—
(3) Total design build for fee only						1,000,000
(4) Total joint venture						—

CATELLUS

DEVELOPMENT CORPORATION

Core Segment Work-in-Process

As of March 31, 2004 and December 31, 2003

(In thousands)

Work-in-Process as of March 31, 2004

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	1,898	—	1,898

Land costs	$14,760	$—	$14,760
Buildings costs	29,259	—	29,259

Spent-to-date	44,019	—	44,019
Forecast to complete	28,974	—	28,974

Total	$72,993	$—	$72,993

Work-in-Process as of December 31, 2003

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	3,255	58	3,313

Land costs	$21,909	$510	$22,419
Buildings costs	47,832	5,207	53,039

Spent-to-date	69,741	5,717	75,458
Forecast to complete	34,203	257	34,460

Total	$103,944	$5,974	$109,918

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Construction starts and completions

(In square feet)

Construction Starts - YTD March 31, 2004

Construction Starts	Start Date	% Leased	Square Feet
N/A
Total construction starts

(1) Total to be added to portfolio		—	—
(2) Total build to sell		—	—
(3) Total design build for fee only		—	—
(4) Total joint venture		—	—

Construction Completions - YTD March 31, 2004

Completed Development	Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco (a)	various	Build to sell	10,000	(2)
Total completions			10,000

(1) Total to be added to portfolio		—	—
(2) Total build to sell		—	10,000
(3) Total design build for fee only		—	—
(4) Total joint venture		—	—

(a)	Consists of 7 condominium units sold

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Properties under construction

(In square feet)

Under Construction - First Quarter 2004
Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco	CA	Mixed Use	Dec-01	Jun-04	13%	33,000	(1)
Mission Bay Block N2P1, San Francisco	CA	Residential (a)	Dec-01	Apr-04	Build to sell	1,400	(2)
Mission Bay Block N1, San Francisco	CA	Office, Retail	Sep-01	May-04	49%	127,000	(4)
Mission Bay Block N1, San Francisco	CA	Residential	Sep-01	Oct-04	7%	568,000	(4)
Union Station, Parcel 1, Los Angeles	CA	Office	Dec-03	Mar-05	100%	47,000	(1)

Total					15%	776,400

(1) Total to be added to the portfolio					64%	80,000
(2) Total build to sell					—	1,400
(3) Total design build for fee only					—	n/a
(4) Total joint venture					15%	695,000

(a)	Consists of 1 for-sale condominium units

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Work-in-Process

As of March 31, 2004 and December 31, 2003

(In thousands)

Work-in-Process as of March 31, 2004
	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	80	1.4	81.4

Land costs	$2,564	$38	$2,602
Buildings costs	6,334	621	6,955

Spent-to-date	8,898	659	9,557
Forecast to complete	12,033	13	12,046

Total forecasted to complete	$20,931	$672	$21,603

Work-in-Process as of December 31, 2003
	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	80	11.4	91.4

Land costs	$2,517	$354	$2,871
Buildings costs	4,127	5,761	9,888

Spent-to-date	6,644	6,115	12,759
Forecast to complete	14,406	1,379	15,785

Total forecast to complete	$21,050	$7,494	$28,544

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Land Inventory

	Ownership or Controlled Interest	Actual/ Estimated First Closing Date	Average Revenue per Lot/Current Home Price Range	12/31/2003 Total Lots/ Homes	2004 Activity Lot/Home Acquisitions (Sales)	As of March 31, 2004
						Total Lots/ Homes	Entitled	Catellus Equivalent Units
Residential
100% Owned:
Alameda, CA	100%	Q4, 2003	$206,000	334	—	334	334	334	(a)
Westbluffs, Playa del Rey, CA	100%	TBD	TBD	114	—	114	114	114	(b)

Residential Joint Venture Land Development:
Serrano, Sacramento, CA	50%	Q4, 1998	$100,000-364,000	1,131	(8)	1,123	1,123	562
Parkway, Sacramento, CA	50%	Q3, 2001	$50,000-100,000	418	—	418	418	209

				1,997	(8)	1,989	1,989	1,219

Residential Joint Venture Home building:
Bayport, Alameda, CA	33%	Q2, 2004	TBD	151	—	151	151	50

Total				2,148	(8)	2,140	2,140	1,269

(a)	Of the 334 lots, we own 39 and have the option to purchase 295 lots
(b)	We have entitlements for this project; however, the entitlements are being challenged under the California Environmental Quality Act and the California Coastal Act.

Urban: (square feet in thousands)	Office (sq. feet)	Retail (sq. feet)	Residential (units)	Hotel (units)
Mission Bay, San Fransisco, CA	4,537	548	3,158	500
L.A. Union Station, Los Angeles, CA	4,853	675	—	—
Santa Fe Depot, San Diego, CA	440	100	—	—

Total	9,830	1,323	3,158	500

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

The company provides a supplemental performance measure of Funds From Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which Catellus believes provides a useful measure, along with GAAP net income, of its operating performance. Additionally, the company provides FFO in two segments: Core and Urban/Residential/Other. The first segment, or Core Segment, reflects the focal part of Catellus’ business that it expects will be ongoing and central to its future operations. The second segment, or Urban/Residential/Other Segment, reflects the company’s urban and residential businesses, including residential lot development, urban development, and desert land sales, which the company intends to transition out of over time. This segment also includes REIT conversion costs, including third party costs, and the effects of the stock option exchange. Prior to the effective date of the REIT conversion, on January 1, 2004, the company will present FFO adjusted for hypothetical tax savings (including tax effects from the REIT conversion) as if the company had operated and been taxed as a REIT.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Net operating income (NOI) represents revenue less property operating costs (including the portion from discontinued operations) and equity in earnings of operating joint ventures, net (as reflected in the accompanying statement of operations).

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current and preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between —(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this supplemental financial package are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements about plans, opportunities, and development. We caution you not to place undue reliance on these forward-looking statements, which reflect our current beliefs and are based on information currently available to us. We do not undertake any obligation to publicly revise these forward-looking statements to reflect future events or changes in circumstances, except as may be required by law.

These forward-looking statements are subject to risks and uncertainties that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by these statements. In particular, among the factors that could cause actual results to differ materially are: changes in the real estate market or in general economic conditions, including a worsening economic slowdown or recession; product and geographical concentration; industry competition; availability of financing and changes in interest rates and capital markets; changes in insurance markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; weather conditions and other natural occurrences that may affect construction or cause damage to assets; changes in income taxes or tax laws; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement or definitive terms or to close transaction; increases in the cost of land and construction materials and availability of properties for future development; limitations on, or challenges to, title to our properties; risks related to the financial strength of joint venture projects and co-owners; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; other risks inherent in the real estate business; and acts of war, other geopolitical events and terrorists activities that could adversely affect any of the above factors.

For further information, including more detailed risk factors, you should refer to Catellus Development Corporation’s report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission (“SEC”).